FORM 8-K/A



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

                                 AMENDMENT NO. 1
                         TO FORM 8-K FILED JULY 25, 1996


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 10, 1996
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                        Metric Income Trust Series, Inc.
                        --------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-18294                        94-3087630                       California
-------------                   -------------                   ---------------
(Registration                   (IRS Employer                   (State or Other
    File                        Identification                  Jurisdiction of
   Number)                         Number)                       Incorporation)






           One California Street, San Francisco, California 94111-5415
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(a)      Exhibit

         Agreement for Purchase and Sale of Pearle Express Store located in Orland Park, Illinois dated May 16, 1996.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          METRIC INCOME TRUST SERIES, INC.,

                                              a California Corporation



                                              By:        /s/ Margot M. Giusti
                                                         -----------------------
                                                         Margot M. Giusti
                                                         Chief Financial Officer


                                            Date:           October 10, 1996
                                                         -----------------------